SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                         ______________________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                September 6, 2001

                             INSIGHTFUL CORPORATION
                             ----------------------
             (Exact name of Registrant as specified in its charter)


           Delaware               02-020992                04-2842217
           --------               ---------                ----------
(State or other jurisdiction     (Commission             IRS Employer
      of Incorporation)          File number)         Identification No.)


                    1700 Westlake Ave N. #500     98109-3044
                                                  ----------
                      Seattle, Washington         (Zip Code)
                      -------------------
                     (Address of principal
                       executive offices)

                                 (206) 283-8802
                                 --------------
               Registrant's telephone number, including area code

Item  4.  Change  in  Registrant's  Certifying  Accountant
----------------------------------------------------------

     On September 6, 2001 we elected to change our independent accountant from Arthur Andersen LLP to Ernst & Young LLP. Arthur Andersen LLP has served as our independent accountant since our inception in 1984.

1.   Previous  Independent  Accountant

(i) On September 6, 2001, we dismissed Arthur Andersen LLP as our independent accountant.

(ii) The reports of Arthur Andersen LLP on our consolidated financial statements as of and for the years ended December 31, 2000 and 1999 did not contain any adverse opinion or disclaimer of opinion and neither report was qualified or modified as to uncertain, audit scope, or accounting principles.

(iii)The decision to change our independent accountant was recommended by our Audit Committee and approved by our Board of Directors.

(iv) During 1999 and 2000, and through September 6, 2001, we have not had any disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports on our financial statements.

(v) During 1999 and 2000 and through September 6, 2001, we have not had any reportable events listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K.

2. We have requested that Arthur Andersen LLP furnish us with a letter addressed to the Securities Exchange Commission stating whether it agrees with the statements made by us in this Item 4.

3.   New  Independent  Auditor

(i) On September 6, 2001, our Board of Directors, upon the recommendation of our Audit Committee, approved the engagement of Ernst & Young LLP as our independent auditor to audit our financial statements for the year ended December 31, 2001. Ernst & Young LLP accepted the engagement as the Company's independent auditor on September 11, 2001.

(ii) During 1999 and 2000 and through September 6, 2001, we have not consulted with Ernst & Young LLP regarding (A) the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on our financial statements or
     (B) any matter that was either the subject of a disagreement or a reportable event.


Item  7.  Financial  Statements,  Pro  Forma  Financial Information and Exhibits
--------------------------------------------------------------------------------

(c)  Exhibits
-------------

Exhibit No.      Exhibit

16               Letter of Arthur Andersen LLP
                 regarding Change in Certifying Accountant

                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              INSIGHTFUL  CORPORATION



September 10, 2001           By:  /s/  Sarwat H. Ramadan
                                ------------------------------------------
                                Sarwat  H.  Ramadan
                                Vice President, Finance & Administration,
                                Chief Financial Officer, Treasurer and Secretary

                                  EXHIBIT INDEX
                                  -------------

Exhibit No.      Exhibit

16               Letter  of Arthur  Andersen LLP regarding  Change in Certifying
                 Accountant